AMENDED AND RESTATED PROMISSORY NOTE (AGLIC)

U.S. $66,240,000.00	November 18, 2016

WHEREAS, AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas corporation (“AGLIC”, and together with its successors and assigns, individually or collectively, as the context may require, “Holder”), having an address at c/o AIG Investments, 777 S. Figueroa Street, 16th Floor, Los Angeles, California 90017-5800, is the holder of the AGLIC Prior Note (as defined below), evidencing obligations made by PLYMOUTH 8273 GREEN MEADOWS LLC, a Delaware limited liability company (“8273 Green Meadows Borrower”), PLYMOUTH 8288 GREEN MEADOWS LLC, a Delaware limited liability company (“8288 Green Meadows Borrower”), PLYMOUTH 7001 AMERICANA LLC, a Delaware limited liability company (“7001 Americana Borrower”), PLYMOUTH 3100 CREEKSIDE LLC, a Delaware limited liability company (“3100 Creekside Borrower”), PLYMOUTH SHELBY LLC, a Delaware limited liability company (“Shelby Borrower”), PLYMOUTH 3940 STERN LLC, a Delaware limited liability company (“3940 Stern Borrower”), PLYMOUTH 1875 HOLMES LLC, a Delaware limited liability company (“1875 Holmes Borrower”), PLYMOUTH 1355 HOLMES LLC, a Delaware limited liability company (“1355 Holmes Borrower”), PLYMOUTH 189 SEEGERS LLC, a Delaware limited liability company (“189 Seegers Borrower”), PLYMOUTH 11351 WEST 183RD LLC, a Delaware limited liability company (“11351 West 183rd Borrower”), PLYMOUTH 3500 SOUTHWEST LLC, a Delaware limited liability company (“3500 Southwest Borrower”), PLYMOUTH 32 DART LLC, a Delaware limited liability company (“32 Dart Borrower”), PLYMOUTH 210 AMERICAN LLC, a Delaware limited liability company (“210 American Borrower”), PLYMOUTH 2401 COMMERCE LLC, a Delaware limited liability company (“2401 Commerce Borrower”), PLYMOUTH 56 MILLIKEN LLC, a Delaware limited liability company (“56 Milliken Borrower”), PLYMOUTH 1755 ENTERPRISE LLC, a Delaware limited liability company (“1755 Enterprise Borrower”), PLYMOUTH 4 EAST STOW LLC, a Delaware limited liability company (“4 East Stow Borrower”), PLYMOUTH 4115 THUNDERBIRD LLC, a Delaware limited liability company (“4115 Thunderbird Borrower”), PLYMOUTH 7585 EMPIRE LLC, a Delaware limited liability company (“7585 Empire Borrower”), and PLYMOUTH MOSTELLER LLC, a Delaware limited liability company (“11540 Mosteller Borrower”; and together with 8273 Green Meadows Borrower, 8288 Green Meadows Borrower, 7001 Americana Borrower, 3100 Creekside Borrower, Shelby Borrower, 3940 Stern Borrower, 1875 Holmes Borrower, 1355 Holmes Borrower, 189 Seegers Borrower, 11351 West 183rd Borrower, 3500 Southwest Borrower, 32 Dart Borrower, 210 American Borrower, 2401 Commerce Borrower, 56 Milliken Borrower, 1755 Enterprise Borrower, 4 East Stow Borrower, 4115 Thunderbird Borrower, and 7585 Empire Borrower, collectively, “Maker”), each having an address at c/o Plymouth Industrial REIT, Inc. 260 Franklin Street, 19th Floor, Boston, Massachusetts 02110;

WHEREAS, as of October 17, 2016, Holder, AMERICAN HOME ASSURANCE COMPANY, a New York corporation (“AHAC”), NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., a Pennsylvania corporation (“NUFIC”), and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation (“USLIC”; and together with Holder, AHAC and NUFIC, collectively, “Lender”), made a loan to Maker in the maximum original aggregate principal amount of up to $120,000,000.00 (the “Loan”);

WHEREAS, the Loan is (i) governed by, among other things, a Loan Agreement, dated as of October 17, 2016, by and between Maker and Lender (the “Loan Agreement”), and (ii) secured by, among other things, the Mortgages (as such term is defined in the Loan Agreement) covering certain real property more specifically described in the Mortgages (collectively, the “Properties”, and each individually, a “Property”). The Loan Agreement, the Notes (as defined below), the Mortgages and all other documents evidencing and/or securing the Loan are herein referred to as the “Loan Documents”;

WHEREAS, as of October 17, 2016, Maker executed and delivered, as evidence of the Loan, (i) to Holder, the AGLIC Prior Note, (ii) to AHAC, that certain Promissory Note (AHAC) made by Maker in favor of AHAC, dated as of October 17, 2016 (the “AHAC Prior Note”), (iii) to NUFIC, that certain Promissory Note (NUFIC) made by Maker in favor of NUFIC, dated as of October 17, 2016 (the “NUFIC Prior Note”), and (iv) to USLIC, that certain Promissory Note (USLIC) made by Maker in favor of USLIC, dated as of October 17, 2016 (the “USLIC Prior Note”; and together with the AHAC Prior Note, the NUFIC Prior Note and the AGLIC Prior Note, collectively, the “Prior Notes”);

WHEREAS, as of October 17, 2016, Holder made an advance to Maker of a portion of the Loan evidenced by the AGLIC Prior Note in the amount of SIXTY-ONE MILLION FIVE HUNDRED FORTY-EIGHT THOUSAND and 00/100 DOLLARS ($61,548,000.00);

WHEREAS, pursuant to the terms of that certain Future Advance Agreement and Agreement to Add Property, dated as of October 17, 2016 (the “Future Advance Agreement”), by and between Maker and Lender, Maker has requested that Holder advance to Maker a portion of the Loan evidenced by the AGLIC Prior Note in the amount of FOUR MILLION SIX HUNDRED NINETY-TWO THOUSAND and 00/100 DOLLARS ($4,692,000.00) (the “Future Advance Funds”);

WHEREAS, Holder has agreed to advance to Maker the Future Advance Funds on the date hereof, provided that Maker agrees, among other things, to pay, pursuant to the terms of the Future Advance Agreement, from and after the date hereof, interest on the principal amount of the Loan at the Blended Rate (as defined in the Future Advance Agreement) and to amend and restate the Prior Notes to reflect the Blended Rate;

WHEREAS, as of the date hereof, Maker has agreed to amend and restate the Prior Notes in their entirety in the manner set forth in this Amended and Restated Promissory Note (AGLIC) (this “Note”), that certain Amended and Restated Promissory Note (AHAC) made by Maker in favor of AHAC, of even date herewith (as the same may be further amended, restated, modified and/or supplemented from time to time, the “AHAC Note”), that certain Amended and Restated Promissory Note (NUFIC) made by Maker in favor of NUFIC, of even date herewith (as the same may be further amended, restated, modified and/or supplemented from time to time, the “NUFIC Note”), and that certain Amended and Restated Promissory Note (USLIC) made by Maker in favor of USLIC, of even date herewith (as the same may be further amended, restated, modified and/or supplemented from time to time, the “USLIC Note”; and collectively with the AHAC Note, the NUFIC Note and this Note, the “Notes”);

WHEREAS, as of the date hereof, (i) immediately prior to Holder’s advance to Maker of the Future Advance Funds, there is owing under the AGLIC Prior Note the principal balance of SIXTY-ONE MILLION FIVE HUNDRED FORTY-EIGHT THOUSAND and 00/100 DOLLARS ($61,548,000.00), and (ii) immediately following Holder’s advance to Maker of the Future Advance Funds, there will be owing under this Note the principal balance of SIXTY-SIX MILLION TWO HUNDRED FORTY THOUSAND and 00/100 DOLLARS ($66,240,000.00); and

WHEREAS, Holder and Maker have agreed that the indebtedness evidenced by the AGLIC Prior Note shall be amended and restated, that the AGLIC Prior Note shall be exchanged for this Note and that, upon such exchange, the AGLIC Prior Note shall be deemed replaced by this Note, but that in no event shall such amendment and restatement or exchange be deemed to be a cancellation, novation or extinguishment of the indebtedness evidenced by the AGLIC Prior Note or be deemed to be the creation or substitution of new indebtedness; it having been expressly agreed that this Note shall merely be evidence of the indebtedness heretofore evidenced by the AGLIC Prior Note, and that the terms of the AGLIC Prior Note shall be entirely amended and restated by this Note.

NOW THEREFORE, Maker hereby confirms its agreement with the foregoing “WHEREAS” clauses, and each Person (as defined in the Loan Agreement) that constitutes Maker hereby jointly and severally promises to pay to the order of Holder, at Holder’s address set forth in the first of the foregoing “WHEREAS” clauses or at such other address as may be designated from time to time by any Holder, the principal sum of SIXTY-SIX MILLION TWO HUNDRED FORTY THOUSAND and 00/100 DOLLARS ($66,240,000.00), together with interest on the principal balance outstanding from time to time, as hereinafter provided, in lawful money of the United States of America in accordance with this Note and the other Loan Documents (as defined below).

By its execution and delivery of this Note, Maker covenants and agrees as follows:

1.       Interest Rate and Payments.

(a)       The balance of principal outstanding from time to time under this Note shall bear interest as follows: (x) with respect to the period of time commencing on November 1, 2016 and continuing through and including the date immediately preceding the date hereof, at the rate of four and eight hundredths percent (4.08%) per annum (the “Initial Advance Interest Rate”), computed on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each; and (y) with respect to all other periods of time from and after the date hereof, at the rate of four and eighty-four thousandths percent (4.084%) per annum (the “Original Interest Rate”), computed on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each; provided, however, in each case, interest for partial months shall be calculated by multiplying the principal balance of this Note by the applicable interest rate (i.e., the Initial Advance Interest Rate, the Original Interest Rate or the New Rate (hereinafter defined)), dividing the product by three hundred sixty (360), and multiplying that result by the actual number of days elapsed.

(b)       Commencing on December 1, 2016, and on the first day of each of the immediately succeeding calendar months thereafter through and including November 1, 2019 (each such day a “Payment Date” and such period the “Interest Only Period”), payments of interest only shall be payable.

(c)       Commencing on the first Payment Date immediately succeeding the expiration of the Interest Only Period and on each Payment Date thereafter through and including the Payment Date immediately preceding the Maturity Date (as defined below), combined payments of principal and interest shall be payable, in arrears, in the amount of $337,784.79 each (such amount representing an amount sufficient to fully amortize the original principal amount of this Note over a twenty-seven (27) year period (the “Amortization Period”)).

(d)       The entire outstanding principal balance, and all other amounts due under this Note and the other Loan Documents, together with all accrued and unpaid interest thereon, shall be due and payable in full on the earlier of (x) the date of any Acceleration Event (as defined in Section 14 below) and (y) November 1, 2023 (the “Maturity Date”).

2.       Holder’s Extension Option; Net Operating Income. The provisions of this Section 2 concern the election of Holder to extend the term of the Loan for the Extension Term (as defined below) and certain obligations of Maker during the Extension Term.

(a)       If Maker shall fail to pay the outstanding principal balance of this Note and all accrued interest and other charges due hereon and all other amounts due under the Loan Documents, on or prior to the Maturity Date, Holder shall have the right, at Holder’s sole option and in Holder’s sole discretion, to extend the term of the Loan for an additional period of five (5) years (the “Extension Term”) and require Maker to make additional monthly payments of Net Operating Income (as hereinafter defined). If Holder elects to extend the term of the Loan pursuant to this Section 2, Maker shall pay all fees of Holder incurred in connection with such extension, including, but not limited to, attorneys’ fees and title insurance premiums. Maker shall execute all documents reasonably requested by Holder to evidence and secure the Loan, as extended, and shall obtain and provide to Holder any title insurance policy or endorsement to Holder’s title insurance policy requested by Holder. If Holder elects to extend the term of the Loan for the Extension Term, no Event of Default (as hereinafter defined) shall be deemed to exist solely by reason of the failure by Maker to pay the then-outstanding principal balance of the Loan, and all other amounts due under this Note and the other Loan Documents, together with all accrued and unpaid interest thereon, on the Maturity Date.

(b)       Should Holder elect to extend the term of the Loan as provided above, Holder shall: (i) reset the interest rate borne by the then-outstanding principal balance of the Loan to a rate per annum (the “New Rate”) equal to the greater of (A) the Original Interest Rate, or (B) Holder’s (or comparable lenders’, if Holder is no longer making such loans) then-prevailing interest rate for five (5) year loans secured by properties similar to the Properties, as determined by Holder in its sole discretion; (ii) re-amortize the then-outstanding principal balance of the Loan over the then-remaining portion of the Amortization Period; (iii) have the right to require Maker to enter into modifications of the non-economic terms of the Loan Documents as Holder may reasonably request (the “Non-Economic Modifications”), provided that such Non-Economic Modifications shall not materially increase Maker’s rights hereunder or materially decrease Maker’s rights hereunder; and (iv) notwithstanding any provision set forth in the Loan Documents to the contrary, have the right to require Maker to make monthly payments into escrow for insurance premiums and real property taxes, assessments and similar governmental charges. Hence, monthly principal and interest payments payable under this Note during the Extension Term shall be based upon the New Rate, in an amount that would be sufficient to fully amortize the then-outstanding principal balance of the Loan over the then-remaining portion of the Amortization Period, if such amortization were based on a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each.

(c)       If Holder elects to extend the term of the Loan as provided in this Section 2, Holder shall advise Maker of the New Rate on or prior to the Maturity Date.

(d)       In addition to the required monthly payments of principal and interest set forth above, commencing on the first day of the second month following the Maturity Date and continuing on the first day of each month thereafter during the Extension Term (each an “Additional Payment Date”), Maker shall make monthly payments to Holder in an amount equal to all Net Operating Income (hereinafter defined) attributable to each Property for the calendar month ending on the last day of the month that is two (2) months preceding each such Additional Payment Date. For example, assuming the Maturity Date is January 1, then Net Operating Income for the period from January 1 through January 31 shall be payable to Holder on March 1; Net Operating Income for the period from February 1 through February 28 shall be payable to Holder on April 1, and so on.

(e)       All such Net Operating Income received from Maker shall be held by, and in the possession of, Holder or Holder’s servicer, and shall be deposited into an account or accounts maintained at a financial institution chosen by Holder or Holder’s servicer in its sole discretion (the “Deposit Account”) and all such funds shall be invested in a manner acceptable to Holder in its sole discretion. All interest, dividends and earnings credited to the Deposit Account shall be held and applied in accordance with the terms hereof.

(f)       On the third Additional Payment Date and on each third Additional Payment Date thereafter, Holder shall apply all Excess Funds (hereinafter defined), if any, (i) first, to the payment of any past-due amounts under this Note or any other Loan Documents, and (ii) then, to the prepayment of any amounts due under this Note and the other Loan Documents in such order and manner as determined by Holder, without premium or penalty.

(g)       As security for the repayment of the Loan and the performance of all other obligations of Maker under the Loan Documents, Maker hereby assigns, pledges, conveys, delivers, transfers and grants to Holder a first priority security interest in and to: (i) all Maker’s right, title and interest in and to the Deposit Account; (ii) all rights to payment from the Deposit Account and the money deposited therein or credited thereto (whether then due or in the future due and whether then or in the future on deposit); (iii) all interest thereon; (iv) any certificates, instruments and securities, if any, representing the Deposit Account; (v) all claims, demands, general intangibles, choses in action and other rights or interests of Maker in respect of the Deposit Account; (vi) any monies then or at any time thereafter deposited therein; and (vii) any increases, renewals, extensions, substitutions and replacements thereof and all proceeds of the foregoing.

(h)       From time to time, but not more frequently than monthly, Maker may request a disbursement (a “Disbursement”) from the Deposit Account for capital expenses, furniture, fixtures and equipment, tenant improvement expenses, leasing commissions and special contingency expenses. Holder may consent to or deny any such Disbursement in its sole discretion.

(i)       Upon the occurrence of any Event of Default (hereinafter defined), (i) Maker shall not be entitled to any further Disbursement from the Deposit Account and (ii) Holder shall be entitled to take immediate possession and control of the Deposit Account (and all funds contained therein) and to pursue all of its rights and remedies available to Holder under the Loan Documents, at law and in equity.

(j)       All of the terms and conditions of the Loan Documents shall apply during the Extension Term, except as expressly set forth above, and except that no further extensions of the Loan shall be permitted.

(k)       For the purposes of the foregoing:

(i)       “Excess Funds” shall mean, on any Additional Payment Date, the amount of funds then existing in the Deposit Account (including any Net Operating Income due on the applicable Additional Payment Date), less an amount equal to the sum of three regularly scheduled payments of principal and interest due on this Note and the other Loan Documents;

(ii)       “Net Operating Income” shall mean, for any particular period of time, Gross Revenue for the relevant period, less Operating Expenses for the relevant period; provided, however, that if such amount is equal to or less than zero (0), Net Operating Income shall equal zero (0);

(iii)       “Gross Revenue” shall have the definition as set forth in the Loan Agreement; and

(iv)       “Operating Expenses” shall mean the sum of all ordinary and necessary operating expenses actually paid by Maker in connection with the operation of each Property during the relevant period for which the calculation of Operating Expenses is being made, including, but not limited to, (a) payments made by Maker for taxes and insurance required under the Loan Documents, and (b) monthly debt service payments as required under this Note and the other Loan Documents.

3.       Budgets During Extension Term.

(a)       With respect to each Property, within fifteen (15) days following the Maturity Date and on or before December 1 of each subsequent calendar year, Maker shall deliver to Holder a proposed revenue and expense budget for such Property for the remainder of the calendar year in which the Maturity Date occurs or the immediately succeeding calendar year (as applicable). Such budget shall set forth Maker’s projection of Gross Revenue and Operating Expenses for the applicable calendar year, which shall be subject to Holder’s reasonable approval. Once a proposed budget has been reviewed and approved by Holder, and Maker has made all revisions requested by Holder, if any, the revised budget shall be delivered to Holder and shall thereafter become the budget for such Property hereunder (any such budget referred to as the “Budget”) for the applicable calendar year. If Maker and Holder are unable to agree upon a Budget for any calendar year, the budgeted Operating Expenses (excluding extraordinary items) provided in the Budget for such Property for the preceding calendar year shall be considered the Budget for such Property for the subject calendar year until Maker and Holder agree upon a new Budget for such calendar year.

(b)       During the Extension Term, Maker shall operate each Property in accordance with the applicable Budget for the applicable calendar year, and the total of expenditures relating to such Property exceeding one hundred and five percent (105%) of the aggregate of such expenses set forth in the applicable Budget for the applicable time period shall not be treated as Operating Expenses for the purposes of calculating “Net Operating Income,” without the prior written consent of Holder except for emergency expenditures which, in Maker’s good faith judgment, are reasonably necessary to protect, or avoid immediate danger to, life or property.

4.       Reports During Extension Term.

(a)       During the Extension Term, Maker shall deliver to Holder all financial statements reasonably required by Holder to calculate Net Operating Income, including, without limitation, a monthly statement to be delivered to Holder concurrently with Maker’s payment of Net Operating Income that sets forth the amount of Net Operating Income accompanying such statement and Maker’s calculation of Net Operating Income for the relevant calendar month. Such statements shall be certified by an executive officer of Maker or Maker’s manager, managing member or general partner (as applicable) as having been prepared in accordance with the terms of this Note, and to the extent applicable, the Loan Agreement, and to be true, accurate and complete in all material respects.

(b)       In addition, on or before April 1 of each calendar year during the Extension Term, Maker shall submit to Holder an annual income and expense statement for each Property that shall include the calculation of Gross Revenue, Operating Expenses and Net Operating Income for the preceding calendar year and shall be accompanied by Maker’s reconciliation of any difference between the actual aggregate amount of the Net Operating Income for such calendar year and the aggregate amount of Net Operating Income for such calendar year actually remitted to Holder. All such statements shall be certified by an executive officer of Maker or Maker’s manager, managing member or general partner (as applicable) as having been prepared in accordance with the terms of this Note, and/or the Loan Agreement, as applicable and to be true, accurate and complete in all material respects. If any such annual financial statement discloses any inconsistency between the calculation of Net Operating Income and the amount of Net Operating Income actually remitted to Holder, Maker shall, within ten (10) days following receipt by Maker of such annual financial statements, remit to Holder the amount of any underpayment of Net Operating Income for such calendar year or, in the event of an overpayment by Maker (as confirmed in writing by Holder), the amount of such overpayment may be withheld from the immediately subsequent payment of Net Operating Income required hereunder.

(c)       Holder may notify Maker within sixty (60) days after receipt of any annual statement or report required under Section 4(b) of this Note that Holder disputes any computation or item contained in any portion of such statement or report. If Holder so notifies Maker, Holder and Maker shall meet in good faith within twenty (20) days after Holder’s notice to Maker to resolve such disputed items. If, despite such good faith efforts, the parties are unable to resolve the dispute at such meeting or within ten (10) days thereafter, the items shall be resolved by an independent certified public accountant designated by Holder within fifteen (15) days after the end of such ten (10) day period. The determination of such accountant shall be final. All fees of such accountant shall be paid by Maker. Maker shall remit to Holder any additional amount of Net Operating Income found to be due for such periods within ten (10) days after the resolution of such dispute by the parties or the accountant’s determination, as applicable. The amount of any overpayment found to have been made for such periods may be withheld from the immediately subsequent payment of Net Operating Income required hereunder.

(d)       Maker shall at all times keep and maintain full and accurate books of account and records adequate to reflect correctly all items required in order to calculate Gross Revenue, Operating Expenses and Net Operating Income.

5.       Prepayment.

(a)       Except as expressly permitted in the Partial Release Agreement, Maker shall have no right to prepay all or any part of this Note before the date that is thirty-six (36) calendar months from and after November 1, 2016 (the “Lockout Expiration Date”).

(b)       At any time on or after the Lockout Expiration Date (but subject to clause (i), clause (ii) and clause (iii) of this Section 5(b)), Maker shall have the right to prepay the full then-outstanding principal amount of the Loan, and all other amounts due under this Note and the other Loan Documents, and all accrued but unpaid interest thereon as of the date of prepayment, provided that (i) Maker gives not less than thirty (30) days’ prior written notice to Holder of Maker’s election to prepay this Note, (ii) Maker pays a prepayment premium to Holder equal to the greater of (A) one percent (1%) of the then-outstanding principal amount of the Loan or (B) the Present Value of this Note (hereinafter defined) (less the amount of principal being prepaid, calculated as of the prepayment date), and (iii) Maker simultaneously prepays the full principal amount, together with all accrued and unpaid interest and any other amounts, outstanding under the AHAC Note, the NUFIC Note, the USLIC Note, and the other Loan Documents. Any notice of prepayment delivered by Maker to Holder under this Section 5 may be revoked by delivery of written notice to Holder of such revocation at least ten (10) Business Days (as defined below) prior to the date of such prepayment.

(c)       Notwithstanding the provisions of this Section 5, no prepayment premium shall be due in connection with any involuntary prepayment due to the application by Holder of any insurance proceeds or condemnation awards to the principal balance of the Loan, provided, that no Default or Event of Default has occurred or is continuing at the time of such application of insurance proceeds or condemnation awards.

(d)       Holder shall notify Maker of the amount and basis of determination of the prepayment premium. Holder shall not be obligated to accept any prepayment of the principal balance of this Note unless such prepayment is accompanied by (i) the applicable prepayment premium, if any, (ii) the entire outstanding principal balance of the Loan and (iii) all accrued and unpaid interest and all other amounts due under this Note, the AHAC Note, the NUFIC Note, the USLIC Note, and the other Loan Documents. Maker may not prepay the Loan on a Friday, on any day that is not a Business Day or on any day preceding a public holiday, or the equivalent for banks generally under the laws of the State of New York.

(e)       In no event shall Maker be permitted to make any partial prepayments of this Note, except for (i) the making of regularly scheduled payments of principal pursuant to Section 1 above, (ii) making payments of Net Operating Income during the Extension Term as required above, (iii) the application of insurance proceeds or condemnation awards to the principal balance of this Note, as provided herein and in the Loan Agreement, and (iv) if required in connection with a Released Parcel pursuant to the Partial Release Agreement.

(f)       If Holder accelerates this Note for any reason, then in addition to Maker’s obligation to pay the then-outstanding principal balance of the Loan, all accrued but unpaid interest thereon and any other amounts due hereunder and under the other Loan Documents, Maker shall pay to Holder an additional amount equal to the prepayment premium that would be due to Holder if Maker were voluntarily prepaying this Note at the time that such acceleration occurred, or if under the terms hereof no voluntary prepayment would be permissible on the date of such acceleration, Maker shall pay a prepayment premium equal to 150% of the highest prepayment premium set forth in this Note, calculated as of the date of such acceleration as if prepayment were permitted on such date.

(g)       For the purposes of the foregoing:

(i)       The “Present Value of this Note” with respect to any prepayment of this Note, as of any date, shall be determined by discounting all scheduled payments of principal and interest remaining to the Maturity Date, attributed to the amount being prepaid, at the Discount Rate. If prepayment occurs on a date other than a regularly scheduled Payment Date, the actual number of days remaining from the prepayment date to the next Payment Date will be used to calculate such discount within such period;

(ii)       The “Discount Rate” is the rate which, when compounded monthly, is equivalent to the Treasury Rate, when compounded semi-annually;

(iii)       The “Treasury Rate” is the semi-annual yield on the Treasury Constant Maturity Series with maturity equal to the remaining weighted average life of this Note, for the week prior to the prepayment date, as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates, conclusively determined by Holder on the prepayment date. The rate will be determined by linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, Holder shall select a comparable publication to determine the Treasury Rate.

(h)       Holder shall not be obligated to actually reinvest the amount prepaid in any treasury obligations as a condition precedent to receiving any prepayment premium or for any other reason.

(i)       Notwithstanding the foregoing, at any time during the Extension Term, Maker shall have the right to prepay the full then-outstanding principal amount of the Loan, and all other amounts due under this Note and the other Loan Documents, and all accrued but unpaid interest thereon as of the date of prepayment, without prepayment premium thereon.

(j)       Any amounts prepaid may not be re-borrowed.

6.       Payments. Whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or public holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a “Business Day”), such payment may be made on the next succeeding Business Day.

7.       Default Rate.

(a)       The entire outstanding balance of principal, interest, and any other amount due under this Note and the other Loan Documents that are not paid when due (including, without limitation, the payment of the outstanding principal balance of this Note upon the Maturity Date), by acceleration or otherwise, shall bear interest from the date due until the date so paid at an interest rate equal to the greatest of (i) eighteen percent (18%) per annum or (ii) a per annum rate equal to five percent (5%) over the prime rate published in The Wall Street Journal on the first Business Day of each month or (iii) a per annum rate equal to five percent (5%) over the Original Interest Rate (such interest rate, the “Default Rate”); provided, however, that such rate shall not exceed the maximum permitted by applicable state or federal law. In the event The Wall Street Journal is no longer published or no longer publishes such prime rate, Holder shall select a comparable reference.

(b)       If any payment under this Note is not made when due, interest shall accrue on the entire outstanding principal balance of the Loan at the Default Rate from the date such payment was due until payment is actually made. If any Event of Default shall occur, then during the continuance of such Event of Default, interest shall accrue on the then-outstanding principal balance of the Loan at the Default Rate.

8.       Late Charges. In addition to interest as set forth herein, Maker shall pay to Holder a late charge equal to four percent (4%) of any amounts due under this Note in the event that any such amount is not paid when due, except for the outstanding principal balance due upon the Maturity Date; provided, however, that with respect to any such late payment, such late charge shall be charged only one time in respect of such late payment.

9.       Application of Payments. All payments hereunder shall be applied in the following order: (i) first, to the payment of late charges, if any; (ii) second, to the payment of prepayment premiums, if any; (iii) third, to the repayment of any sums advanced by Holder for the payment of any insurance premiums, taxes, assessments or other charges against the Properties securing this Note, if any, and any other costs and expenses incurred by Holder in accordance with the Loan Documents (together with interest thereon at the Default Rate from the date of advance until repaid), if any; (iv) fourth, to the payment of accrued and unpaid interest on this Note, the AHAC Note, the NUFIC Note, the USLIC Note and other amounts due and payable under the other Loan Documents (other than principal), if any; and (v) fifth, to the reduction of principal of this Note, the AHAC Note, the NUFIC Note, and the USLIC Note. Notwithstanding the foregoing, for so long as any Event of Default is continuing, Holder shall have the continuing exclusive right to apply any payments received by Holder from or on behalf of Maker as Holder may elect against the then due and owing obligations of Maker under this Note and the other Loan Documents in such order of priority or in such allocations as Holder may determine in its sole and absolute discretion.

10.       Immediately Available Funds. All payments under this Note shall be payable in immediately available funds without setoff, counterclaim or deduction of any kind, and shall be made by electronic funds transfer from a bank account established and maintained by Maker for such purpose.

11.       Security. This Note is secured by, among other things, (i) the Mortgages encumbering the Properties, (ii) the Guaranty (as defined in the Loan Agreement), and (iii) the other Security Documents (as defined in the Loan Agreement).

12.       Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

13.       Event of Default. Each of the following events will constitute an event of default (an “Event of Default”) under this Note, the AHAC Note, the NUFIC Note, the USLIC Note, and the Loan Documents, and any Event of Default under any Loan Document shall constitute an Event of Default hereunder and under each of the other Loan Documents:

(a)       any failure pay when due (i) any interest, principal or other amount in a sum certain under this Note, the Loan Agreement, the Mortgages or under any of the other Loan Documents for which sum there is a scheduled date for payment or for which there is a date certain for payment (including, without limitation, the payment of all outstanding Secured Obligations on the Maturity Date); notwithstanding the foregoing provisions of this Section 13(a), there shall be a grace period of not more than five (5) days for any regularly scheduled payment of interest only or any regularly scheduled payment of principal and interest (other than on the Maturity Date) if such payment is not made on the due date therefor, provided, however, that there shall only be two (2) such grace periods during the term of the Loan; or

(b)       any failure to pay within five (5) days following demand by Holder for any amount due and payable by Maker under this Note or under any other Loan Document other than any amount described in Section 13(a) above; notwithstanding the foregoing provisions of this Section 13(b), there shall be a grace period of not more than five (5) days for any payment of any amount due and payable by Maker under this Note or under any other Loan Document other than any amount described in Section 13(a) above if such payment is not made on the due date therefor, provided, however, that there shall only be two (2) such grace periods during the term of the Loan; or

(c)       any failure of Maker to properly perform any obligation contained in this Note or in any of the other Loan Documents (other than the obligation to make payments under this Note or the other Loan Documents) and the continuance of such failure for a period of thirty (30) days following written notice thereof from Holder to Maker; provided, however, that if such failure is not curable within such thirty (30) day period, then, so long as Maker commences to cure such failure within such thirty (30) day period and is continually and diligently attempting to cure to completion, such failure shall not be an Event of Default unless such failure remains uncured for sixty (60) days after such written notice to Maker (for the avoidance of doubt, any “Event of Default” as defined in the Loan Agreement and any other Loan Document is an Event of Default under this Note, and shall not be subject to the cure period set forth in this Section 13(c)); or

(d)       if, at any time during the Extension Term, Gross Revenue for any calendar month shall be less than eighty-seven and one-half percent (87.5%) of the amount of projected Gross Revenue for such month set forth in the applicable Budget; or

(e)       the occurrence of any event that is deemed to be an “Event of Default” under any provision of this Note, the AHAC Note, the NUFIC Note, the USLIC Note, the Loan Agreement, any of the Mortgages or any other Loan Document.

14.       Acceleration. Upon the occurrence of any Event of Default, the entire outstanding balance of principal, accrued interest, and other sums owing hereunder shall, at the option of Holder, become at once due and payable without notice or demand (an “Acceleration Event”). Upon the occurrence of any Event of Default described in Section 13(d) hereof, Holder shall have the option, in its sole and absolute discretion, to either (a) exercise any remedies available to Holder under the Loan Documents, at law, in equity or otherwise, or (b) require Maker to submit a new proposed budget for Holder’s approval. If Holder agrees to accept such new proposed budget, then such budget shall become the Budget for all purposes hereunder. If an Event of Default exists, Holder may exercise any right, power or remedy permitted by law or set forth herein or in the Loan Agreement, any of the Mortgages or any other Loan Document.

15.       Conditions Precedent. Maker hereby certifies and declares that all acts, conditions and things required to be done or performed or to have happened precedent to the creation and issuance of this Note, and in order to constitute this Note the legal, valid and binding obligation of Maker, enforceable in accordance with the terms hereof, have been done or performed or have happened in due and strict compliance with all applicable laws or have been expressly waived in writing by Holder.

16.       Certain Waivers and Consents. Maker and all parties now or hereafter liable for the payment hereof, primarily or secondarily, directly or indirectly, and whether as endorser, guarantor, surety, or otherwise, hereby severally (a) waive presentment, demand, protest, notice of protest and/or dishonor, and all other demands or notices of any sort whatever with respect to this Note, (b) consent to impairment or release of collateral, extensions of time for payment, and acceptance of partial payments before, at, or after maturity, (c) waive any right to require Holder to proceed against any security for this Note before proceeding hereunder, (d) waive diligence in the collection of this Note or in filing suit on this Note, and (e) agree to pay all costs and expenses, including, without limitation, attorneys’ fees, which may be incurred in the collection of this Note or any part thereof or in preserving, securing possession of, and realizing upon any security for this Note.

17.       Usury Savings Clause. The provisions of this Note and of all agreements between Maker and Holder are, whether now existing or hereinafter made, hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, prepayment, demand for payment or otherwise, shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of the principal hereof or interest hereon, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law. In particular, it is the intention of the parties hereto to conform strictly to the laws of the State of New York and Federal law, whichever is applicable. If as a result of any circumstance whatsoever, the performance or fulfillment of any provision hereof or of any other agreement between Maker and Holder pertaining to the subject matter hereof shall, at the time performance or fulfillment of such provision is due, involve or purport to require any payment in excess of the limits then prescribed by applicable law, then the obligation to be performed or fulfilled shall hereby be reduced to such limit as to be valid under such applicable law, and if as a result of any circumstance whatsoever, Holder should receive as interest under this Note an amount which would exceed the then highest lawful rate, the amount by which such interest payment would exceed such highest lawful rate shall be applied to the reduction of the principal balance owing hereunder without prepayment or penalty (or, at Holder’s option, be paid to Maker) and in no event shall be counted as interest. To the fullest extent permitted by then applicable law, the determination of the legal maximum amount of interest shall at any and all times be made by amortizing, prorating, allocating and spreading in equal parts over the period of the full stated term of this Note, all interest at any time contracted for, charged or received from Maker in connection with this Note and all other agreements between Maker and Holder pertaining to the subject matter hereof, so that the actual rate of interest on account of the indebtedness represented by this Note is uniform throughout the term hereof and complies with all applicable law.

18.       Non-Recourse; Exceptions to Non-Recourse. Maker’s obligations hereunder are subject to and limited by the terms of Section 11.28.1 and Section 11.28.2 of the Loan Agreement, which terms are hereby incorporated herein by reference.

19.       Severability; Remedies Cumulative. The provisions of Section 6.3 and Section 11.10 of the Loan Agreement are hereby incorporated herein by reference.

20.       Transfer of Note. Each provision of this Note shall be and remain in full force and effect notwithstanding any negotiation or transfer hereof and any interest herein to any other Holder or participant.

21.       Security Interest. Maker hereby pledges and grants to Holder a security interest in and to any money or other property which Holder may at any time have or hold on deposit for Maker.

22.       Governing Law. Regardless of the place of its execution, this Note shall be construed and enforced in accordance with the substantive laws of the State of New York, without reference to conflicts of law principles.

23.       Time of Essence. Time is of the essence in respect of each of the terms and provisions of this Note.

24.       No Waiver. Holder shall not by any act or omission be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder and then only to the extent specifically set forth therein. A waiver of any singular right or remedy granted to Holder hereunder shall not be construed as continuing or as a bar to or waiver of (i) any other right or remedy granted to Holder hereunder or (ii) such waived right or remedy granted to Holder hereunder in connection with any subsequent event.

25.       Joint and Several Obligation. If Maker is more than one Person, then: (a) all Persons comprising Maker are jointly and severally liable for all of Maker’s obligations hereunder; (b) all representations, warranties and covenants made by Maker shall be deemed representations, warranties and covenants of each of the Persons comprising Maker; (c) any breach, Default or Event of Default by any of the Persons comprising Maker hereunder shall be deemed to be a breach, Default or Event of Default of each of the Persons comprising Maker; and (d) any reference herein contained to the knowledge or awareness of Maker shall mean the knowledge or awareness of any of the Persons comprising Maker.

26.       WAIVER OF JURY TRIAL. MAKER AND HOLDER KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAKER OR HOLDER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS NOTE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT, THE MORTGAGES, OR ANY OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MAKER AND HOLDER TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

27.       WAIVER OF PREPAYMENT RIGHT WITHOUT PREMIUM. EXCEPT AS EXPLICITLY SET FORTH OR PERMITTED HEREIN OR EXPRESSLY SET FORTH OR PERMITTED IN THE OTHER LOAN DOCUMENTS, MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER APPLICABLE LAW IN EQUITY OR OTHERWISE TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PREPAYMENT PREMIUM, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE OR OTHERWISE, AND AGREES THAT, IF FOR ANY REASON A PREPAYMENT OF ALL OR ANY PART OF THIS NOTE IS MADE, WHETHER VOLUNTARILY OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF DEFAULT ARISING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, AS A RESULT OF ANY PROHIBITED OR RESTRICTED TRANSFER, PROHIBITED OR RESTRICTED FURTHER ENCUMBRANCE OR PROHIBITED OR RESTRICTED DISPOSITION OF ANY PROPERTY OR ANY PART THEREOF SECURING THIS NOTE, THEN MAKER SHALL BE OBLIGATED TO PAY, CONCURRENTLY WITH SUCH PREPAYMENT, THE PREPAYMENT PREMIUM AS PROVIDED FOR IN THIS NOTE OR, IN THE EVENT OF PREPAYMENT FOLLOWING ACCELERATION OF THE MATURITY DATE HEREOF WHEN THIS NOTE IS CLOSED TO PREPAYMENT, AS PROVIDED HEREIN AND IN THE LOAN AGREEMENT AND THE MORTGAGES. MAKER HEREBY DECLARES THAT HOLDER’S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY MAKER, FOR THIS WAIVER AND AGREEMENT.

28.       Acceptance of Cures for Events of Default. Notwithstanding anything to the contrary contained in this Note or the other Loan Documents (including, without limitation, any reference to the “continuance” of an Event of Default or to any Event of Default that is “continuing”), Holder shall in no event or under any circumstance be obligated or required to accept a cure by Maker (or any of the parties included in the term “Maker”) or by any other Person of an Event of Default unless Holder agrees to do so in the exercise of its sole and absolute discretion, it being agreed that once an Event of Default has occurred and so long as Holder has not determined to accept a cure of such Event of Default in writing, Holder shall be absolutely and unconditionally entitled to pursue all rights and remedies available to it under the Loan Documents, at law or in equity or otherwise.

29.       Amendment and Restatement.

(a)       Holder is the holder of the note described in Schedule A attached hereto (the “AGLIC Prior Note”).

(b)       This Note amends, modifies and restates the AGLIC Prior Note in its entirety. The terms, covenants, agreements, rights, obligations and conditions contained in this Note shall amend, modify, restate and supersede in all respect the terms, covenants, agreements, rights, obligations and conditions contained in the AGLIC Prior Note, but shall not impair the debt evidenced by the AGLIC Prior Note, which shall be paid pursuant to this Note. It is agreed and understood that the principal amount outstanding under this Note, as of the date hereof, is $66,240,000.00.

[END OF TEXT]

IN WITNESS WHEREOF and intending to be legally bound, Maker has duly executed this Note as of the date first above written.

MAKER:

8273 GREEN MEADOWS BORROWER

PLYMOUTH 8273 GREEN MEADOWS LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

8288 GREEN MEADOWS BORROWER

PLYMOUTH 8288 GREEN MEADOWS LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

7001 AMERICANA BORROWER

PLYMOUTH 7001 AMERICANA LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

3100 CREEKSIDE BORROWER

PLYMOUTH 3100 CREEKSIDE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

SHELBY BORROWER

PLYMOUTH SHELBY LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

3940 STERN BORROWER

PLYMOUTH 3940 STERN LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

1875 HOLMES BORROWER

PLYMOUTH 1875 HOLMES LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

1355 HOLMES BORROWER

PLYMOUTH 1355 HOLMES LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr.

189 SEEGERS BORROWER

PLYMOUTH 189 SEEGERS LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

11351 WEST 183RD BORROWER

PLYMOUTH 11351 WEST 183RD LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

3500 SOUTHWEST BORROWER

PLYMOUTH 3500 SOUTHWEST LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

32 DART BORROWER

PLYMOUTH 32 DART LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

210 AMERICAN BORROWER

PLYMOUTH 210 AMERICAN LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

2401 COMMERCE BORROWER

PLYMOUTH 2401 COMMERCE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

56 MILLIKEN BORROWER

PLYMOUTH 56 MILLIKEN LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

1755 ENTERPRISE BORROWER

PLYMOUTH 1755 ENTERPRISE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

4 EAST STOW BORROWER

PLYMOUTH 4 EAST STOW LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

4115 THUNDERBIRD BORROWER

PLYMOUTH 4115 THUNDERBIRD LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

7585 EMPIRE BORROWER

PLYMOUTH 7585 EMPIRE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

11540 MOSTELLER BORROWER

PLYMOUTH MOSTELLER LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 8273 Green Meadows LLC, and proved to me though satisfactory evidence of identification, which was __________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 8273 Green Meadows]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of 8288 Green Meadows LLC, and proved to me though satisfactory evidence of identification, which was ________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 8288 Green Meadows]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 7001 Americana LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 7001 Americana]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 3100 Creekside LLC, and proved to me though satisfactory evidence of identification, which was _____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 3100 Creekside]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth Shelby LLC, and proved to me though satisfactory evidence of identification, which was __________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth Shelby]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 3940 Stern LLC, and proved to me though satisfactory evidence of identification, which was _____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 3940 Stern]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 1875 Holmes LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 1875 Holmes]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 1355 Holmes LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 1355 Holmes]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 189 Seegers LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 189 Seegers]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 11351 West 183rd LLC, and proved to me though satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 11351 West 183rd]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 3500 Southwest LLC, and proved to me though satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 3500 Southwest]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 32 Dart LLC, and proved to me though satisfactory evidence of identification, which was ______________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 32 Dart]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 210 American LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 210 American]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 2401 Commerce LLC, and proved to me though satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 2401 Commerce]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 56 Milliken LLC, and proved to me though satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 56 Milliken]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 1755 Enterprise LLC, and proved to me though satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 1755 Enterprise]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 4 East Stow LLC, and proved to me though satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 4 East Stow]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 4115 Thunderbird LLC, and proved to me though satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 4115 Thunderbird]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 7585 Empire LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 7585 Empire]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth Mosteller LLC, and proved to me though satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth Mosteller]

SCHEDULE A

AGLIC PRIOR NOTE

Promissory Note (AGLIC), dated as of October 17, 2016, made by Maker to the order of Holder, in the original principal amount of up to $66,240,000.00.